UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

Communications Sales & Leasing, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive Benton Building Suite 300 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (501) 748-4491

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Articles of Amendment and Restatement (the “Articles”) of Communications Sales & Leasing, Inc., a Maryland corporation (the “Company”), were filed with the Maryland State Department of Assessments and Taxation and became effective on April 10, 2015. The Articles were approved by the Board of the Directors of the Company and the Company’s sole stockholder, Windstream Services, LLC, on April 9, 2015. On April 9, 2015, the Board also approved the Amended and Restated Bylaws (the “Bylaws”) of the Company.

A summary of the material provisions of the Articles and the Bylaws can be found in the section titled “Description of Our Capital Stock” of the Company’s information statement filed as Exhibit 99.1 to its Current Report on Form 8-K filed on March 26, 2015, which is incorporated herein by reference. The Articles and Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of Communications Sales & Leasing, Inc.

3.2	Amended and Restated Bylaws of Communications Sales & Leasing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2015	COMMUNICATIONS SALES & LEASING, INC.

	By:	/s/ Daniel L. Heard
		Name:	Daniel L. Heard
		Title:	Senior Vice President – General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of Communications Sales & Leasing, Inc.

3.2	Amended and Restated Bylaws of Communications Sales & Leasing, Inc.